EXHIBIT 24.3

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 2, 1999 used in ANTs Software.com's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission ("SEC") on July 31, 2000, and as amended by Amendment number 1 thereto on Form 10-KSB/A filed with the SEC on August 10, 2000.

Date: September 8, 2000


                                            /s/ Jaak Olesk
                                            ---------------
                                            Jaak Olesk, CPA